EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS

 We consent to the incorporation by reference in the Registration Statement on Form S-8 No.'s 33-42056, 33-48514, 33-80028, 333-27193, and 333-36314 of
 our report dated May 10, 2002, with respect to the consolidated financial statements and schedule of Sport Supply Group, Inc. included in this Form 10-K for the fiscal year ended March 29, 2002.


                                         ERNST & YOUNG LLP

 Dallas, Texas
 June 26, 2002